UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Schedule 14A

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

OMNICOM GROUP INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 OMNICOM GROUP INC. 280 Park Avenue, New York, NY 10017 Annual Meeting of Shareholders Tuesday, May 7, 2024 10:00 a.m. Eastern Daylight Time Flywheel Digital 1801 Porter Street, Suite 300 Baltimore, MD 21230 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 7, 2024 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before the meeting. Notice is hereby given that the Annual Meeting of Shareholders of Omnicom Group Inc. (the “Company”) will be held at Flywheel Digital, 1801 Porter Street, Suite 300, Baltimore, MD 21230 on Tuesday, May 7, 2024 at 10:00 a.m. Eastern Daylight Time. Directions to the Annual Meeting where you may vote in person can be found on our website, http://investor.omnicomgroup.com . The Annual Report and Proxy Statement are available at https://materials.proxyvote.com/681919 . If you want to receive a paper copy or an email with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 23, 2024 to facilitate timely delivery. The Board of Directors has fixed the close of business on March 18, 2024 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Matters intended to be acted upon at the meeting are listed below. The Board of Directors UNANIMOUSLY recommends that you vote FOR all director nominees, FOR proposal 2, and FOR proposal 3: 1. Election of Directors. 2. Advisory resolution to approve executive compensation. 3. Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the 2024 fiscal year. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/omc • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EDT) on Monday, May 6, 2024 or, for shares held in the Company’s retirement savings plan or employee stock purchase plan, 11:59 p.m. (EDT) on Thursday, May 2, 2024. • Please have this Notice available. Follow the instructions to vote your proxy. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

The following proxy materials are available for you to view online at: https://materials.proxyvote.com/681919 : • The Company’s 2024 Proxy Statement; • The Company’s 2023 Annual Report to Shareholders; and • Any amendments to the foregoing materials that are required to be furnished to shareholders. To request paper copies of the proxy materials, which include the proxy card, 2024 Proxy Statement and 2023 Annual Report to Shareholders, or to request paper copies of the proxy materials for future meetings, please contact us via: : Internet – Access the Internet and go to www.investorelections.com/omc. Follow the instructions to log in, and order copies. (Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. * Email – Send us an email at paper@investorelections.com with “OMC Materials Request” in the subject line. The email must include: • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. • Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials. • If you choose email delivery you must include the email address. • If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last four digits of your Tax ID number in the email.